E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC INVESTOR PRESENTATION APRIL 26, 2023

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Forward-Looking Statements This presentation may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward–looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this presentation should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward–looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward–looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward–looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: current financial conditions within the banking industry, including the effects of recent failures of other financial institutions, liquidity levels, and responses by the Federal Reserve, Department of the Treasury, and the Federal Deposit Insurance Corporation to address these issues; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; the ability of Horizon to remediate its material weaknesses in its internal control over financial reporting; continuing increases in inflation; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; continuing risks and uncertainties relating to the COVID-19 pandemic and government responses thereto; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; material changes outside the U.S. or in overseas relations, including changes in U.S. trade relations related to imposition of tariffs, Brexit, and the phase out of the London Interbank Offered Rate (“LIBOR”); the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 43-47. Important Information 2

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Corporate Overview 3

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 4 1Q23 Highlights Solid ROACE & ROATE & Disciplined Expense Management • Diluted EPS of $0.42 • ROAA of 0.94% • ROACE of 10.66% • ROATE of 14.18%* • Non-interest expense/average assets of 1.79% Stable Core Deposits • Total deposits down 2.7% from linked quarter • Consumer & Commercial Deposits Flat • Public Funds – price sensitive Good Loan Growth • Total loans up 2.1% or 8.3% annualized • Consistent credit quality * See Footnote Index and non-GAAP reconciliations in Appendix. ($000s except per share data) 1Q23 Change % vs. 4Q22 1Q22 Income Statement Pre-tax, pre-provision net income* $20,333 (14.4)% (20.9)% Reported net income $18,228 (13.9)% (22.6)% Diluted EPS $0.42 (12.5)% (22.2)% Annualized non-interest exp. / avg. assets 1.79% (0.05)% (0.24)% Return on average assets 0.94% (0.15)% (0.37)% Return on average common equity 10.66% (2.06)% (2.68)% Return on average tangible equity* 14.18% (3.06)% (3.52)% Balance Sheet Total loans $4,249,360 2.1% 13.9% Total deposits $5,701,945 (2.7)% (2.6)% Credit Quality NPA / total assets ratio 0.25% (5) bps (5) bps Net charge-offs to avg. loans for the period 0.01% 0 bps 1 bps

Diversified & Attractive Footprint



Charlevoix
Cadillac
Midland
MICHIGAN
Grand Rapids
Lansing
Troy
South Bend
Fort Wayne
Lafayette
INDIANA
Indianapolis
Columbus

$1.8B IN LOANS

$1.8B IN DEPOSITS

$2.3B IN LOANS

$3.9B IN DEPOSITS

Serving the Right Side of Chicago

Headquartered in Michigan City, IN, with 70+ locations in attractive markets in Indiana and Michigan

Double commuter track addition to the South Shore train lines supports growth in Northwest Indiana, which offers proximity to Chicago, with lower taxes and cost of living

Major colleges and universities throughout footprint, including Notre Dame University, Purdue University, Grand Valley State University and Michigan State University

Multiple Revenue Streams Diversifies Risk

Retail Banking	Mortgage Banking
Business Banking	Wealth Management

Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles

Note: Total loan figures for Indiana and Michigan are as of 3/31/23 and do not include Mortgage Warehouse or purchased Home Equity Lines of Credit.

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Multiple High Growth & Stable Markets

Northern Indiana



$2.3B Deposits
27 Branches

- Significant manufacturing expansion
- State surplus of $6 billion
- Considerable future private and public investments
- Double commuter track addition to the South Shore train lines

Central Indiana



$1.5B Deposits
18 Branches

- Greater Indianapolis area a high growth segment for the Midwest
- Purdue University collaborates with contiguous cities of Lafayette and West Lafayette
- Attractive market to outbound Illinois businesses and people

Michigan



$1.8B Deposits
26 Branches

- Positive and stable economic base comparable to markets in Northern Indiana
- Grand Rapids one of the most attractive markets in the Midwest
- Significant local investment in technology and start up innovation

	Northern Indiana	Central Indiana	Michigan
Median HHI	$68,745	$98,246	$63,139
'23 – '28 HHI Growth	10.36%	11.36%	11.31%
'23 – '28 Pop. Growth	1.21%	1.86%	0.24%

Source: S&P Global Market Intelligence. Note: Core market demographics reflect MSA data. Deposit data as of 3/31/2023.

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HORIZON BANK

Indiana & Michigan

Great Business & Living Environments

Indiana[1] – National Rankings	Michigan[2] – National Rankings
#1 – Infrastructure	#1 – Energy Sector Job Growth
#1 – Manufacturing Output	#1 – 25% of all U.S. Trade with Canada passes through Michigan
#2 – Cost of Doing Business	#3 – State for Foreign Direct Investment
#2 – Manufacturing Employment	#4 – Most Affordable State in the Country
#2 – Property Tax Rank	#8 – Best for New College Graduates
#3 – Automotive	Affordable tax structure

(1) Source: Indiana Economic Development Corporation.

(2) Source: www.michiganbusiness.org/why-michigan - Michigan Economic Development Corporation

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Seasoned Management Team



Craig M. Dwight
Chairman & CEO
- 45 Years of Banking Experience
- 25 Years as President or CEO of Bank



Thomas M. Prame
President
- 29 Years of Banking Experience
- 21 Years in Executive Leadership Roles



Mark E. Secor
EVP & Chief Financial Officer
- 35 Years of Banking and Public Accounting Experience
- 15 Years with Horizon as CFO and EVP of Horizon



Kathie A. DeRuiter
EVP & Senior Operations Officer
- 34 Years of Banking and Operational Experience
- 23 Years as Senior Bank Operations Officer



Lynn M. Kerber
EVP & Chief Commercial Banking Officer
- 33 Years of Banking Experience
- 6 Years with Horizon as Senior Commercial Credit Officer



Todd A. Etzler
EVP & Corporate Secretary & General Counsel
- 32 Years of Corporate Legal Experience and 13 years of General Counsel Experience
- 6 Years as General Counsel



Noe S. Najera
EVP, Senior Retail & Mortgage Lending Officer
- 22 Years of Banking Experience
- 8 Years with Horizon, 4 Years as SVP Retail Lending

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Q1 Performance 9

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Annual Commercial Loan Growth 6-9% 6.3% Annual Consumer Loan Growth 4-6% 24.4% Net Interest Margin 2.70-2.80% 2.67% Net Interest Income $185-$195 M $45 M Q1 $180 M Ann. Annual Expenses to Average Assets <1.90% 1.79% ROAA >1.10% 0.94% ROAE >11.70% 10.66% 2023 Goal Update Actual 2023 YTD Goal 2023 YTD 10

HORIZON BANK

Diversified Commercial Loans By Geography & Mix

Quarter Highlights

- Commercial loan portfolio increased by ~$38 million, 6.3% annualized
- Net funding of $109 million for Q1 compared to $98 million for Q4
- Q1 loan growth distribution
  - 26% C&I
  - 24% owner occupied CRE
  - 50% non-owner occupied CRE
    - disbursed across major sub-sectors
- Commercial pipeline at $130 million compared to $134 million at the end of Q4
- YTD net charge-offs of 1 basis point
- New production yield ~ 1.75% higher than payoff/pay down yields

Geographic Dispersion


West Michigan, 17%
Northern Indiana, 14%
East Michigan, 7%
Northern Michigan, 9%
Central Indiana, 34%
Southwest Michigan, 16%
Other, 3%

Portfolio Composition


Develop./Land, 1%
Res. Spec. Homes, 1%
Ag Loans, 2%
Owner Occ. Real Estate, 23%
Non-Owner Occupied Real Estate, 48%
C&I, 25%

Note: Data as of 3/31/23

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 1% 2% 3% 3% 3% 5% 6% 6% 6% 7% 10% Farm Land Mini Storage All Others Lessors - Residential 1-4 Medical Office Lessors Student Housing Retail Motel Warehouse/Industrial Office (except medical) Lessors - Residential Multi Note: Data as of 3/31/23. All percentages are of total commercial loans. 1% 1% 1% 1% 2% 2% 2% 2% 3% 3% 5% Wholesale Trade Construction Professional & Technical Services All Others Restaurants Leisure and Hospitality Manufacturing Retail Trade Real Estate Rental & Leasing Individuals and Other Services Health Care, Edu. Social Assist. 1% 1% 1% 1% 1% 1% 2% 2% 2% 2% 3% 3% 5% Agriculture Professional & Technical Services Restaurants Transportation & Warehousing Retail Trade All Others Real Estate Rental & Leasing Construction Government Manufacturing Health Care, Educational Social Assist. Individuals and Other Services Finance & Insurance 12 Non-Owner Occupied CRE – 52% of Total Commercial Loans ~$1.3 Billion Owner Occupied CRE – 23% of Total Commercial Loans ~$0.6 Billion C&I Loans – 25% of Total Commercial Loans ~$0.6 Billion Diversified Commercial Loans By Industry Commercial Loans - $2.505 Billion

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 13 High Value Direct Consumer Loans • Consumer portfolio increased ~$56 million, primarily through addition of high quality HELOC purchase yielding ~ 9.25% • Organic balances down ~ 1% reflective of seasonality of production/amortization • Consistent focus on higher credit quality borrowers • YTD net recovery of 3 basis points • New production yield ~ 1.40% higher than payoff/pay down yields Quarter Highlights Direct Auto, 4.9% Home Equity Term, 10.1% HELOCs, 78.8% RV & Boat, 4.8% Unsecured, 0.7% Other, 0.7% Total Direct Outstanding $523M Consumer Direct Portfolio Weighted Metrics Credit Score 736 Debt-to-Income 34% Loan-to-value 69% 2023 Production Credit Score Distribution 700+ 370 78.7% 670 – 699 79 16.8% 640 – 669 21 4.5% 470 100.0% Note: Data as of 3/31/23

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 14 • Indirect portfolio increased $3MM, consistent with Q4 and 2023 plan • Higher quality borrowers with capacity to repay • YTD net charge-offs of 26 basis points • New production yield ~ 2.90% higher than payoff/pay down yields • Short portfolio duration at 2.4 years provides flexibility for ALCO strategies Quality Indirect Loans Quarter Highlights 5 Year Indirect Balances ($ in millions) 2023 Production Credit Score Distribution 700+ 1,295 86.5% 670 – 699 170 11.3% 640 – 669 33 2.2% 1,498 100.0% Consumer Indirect Portfolio Weighted Metrics Credit Score 757 Debt-to-Income 34% $349 $358 $373 $482 $485 2019 2020 2021 2022 1Q23 Note: Data as of 3/31/23

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 15 Prime Mortgage Loans • Mortgage portfolio increased $9MM, consistent with Q4 and 2023 plan • Strategy focused on saleable production • Results aligning with industry Q1: $30MM orig., $785,000 fee income Q4: $62MM orig., $1.2MM fee income • YTD net charge-offs of 0 basis points • Consistent higher quality borrowers, significant capacity to pay and low LTV • New production yield ~ 2.40% higher than payoff/pay down yields 2023 Production Credit Score Distribution 700+ 112 74.7% 670 – 699 11 7.3% 640 – 669 27 18.0% 150 100.0% Mortgage Portfolio Weighted Metrics Credit Score 746 Debt-to-Income 34% Loan-to-value 71% Jumbo, 48.3% Rental, 1.1% Conforming, 44.8% Construction, 5.8% Total Outstanding $662M Quarter Highlights Note: Data as of 3/31/23

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $136 $284 $138 $285 $379 0.00% 0.01% 0.00% 0.01% 0.01% 1Q22 2Q22 3Q22 4Q22 1Q23 Net Charge Offs Commercial Resi Real Estate Consumer Total NCOs/Average Loans $ 0 0 0 s $20,113 $20,206 $19,158 $21,840 $19,797 0.54% 0.51% 0.48% 0.52% 0.47% 1Q22 2Q22 3Q22 4Q22 1Q23 Non-Performing Loans (period end) Commercial Resi Real Estate Consumer Total NPLs/Loans $ 0 0 0 s 16 CECL $52,508 $52,350 $51,369 $50,464 $49,526 1.41% 1.32% 1.27% 1.21% 1.16% 1Q22 2Q22 3Q22 4Q22 1Q23 ACL ACL/Loans Strong Asset Quality Metrics Allowance for Credit Losses (period end) $ 0 0 0 s -$1,386 $240 -$601 -$69 $242 1Q22 2Q22 3Q22 4Q22 1Q23 Credit Loss Expense $ 0 0 0 s

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 HBNC U.S. commercial banks¹ Net charge offs as a % of average loans 0.17% 0.48 0.41% 0.03% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 HBNC U.S. commercial banks¹ Nonperforming assets as % of assets 0.22% 0.36% 0.42% 0.30% Source: SNL Financial Note: Financial data as of December 31, 2022; ¹ Based on regulatory financials for all U.S. commercial banks as defined by SNL Financial banking industry aggregates Proven Credit Quality Through Cycles 17

Granular and Tenured Deposits

Seasoned, Core Deposit Base

• Consumer:	$14K avg. account balance	11 year avg. tenure
• Commercial:	$81K avg. account balance	10 year avg. tenure
• Public:	$819K avg. account balance	11 year avg. tenure

52% of Balances in Checking Accounts

- Daily operating accounts of clients
- Long tenured relationships of 11 years

75% of Balances Insured/Collateralized

- Significant portion of deposits covered by FDIC, Collateralized or IntraFi
- Additional coverage through Indiana Public Deposit Insurance Fund (PDIF)


75%
19%
Total Deposits at 3/31/23 $5.7B
25%
56%
FDIC Insured
<$250K, Collateralized and/or Third-Party Insured (e.g., IntraFi and Indiana PDIF)

Note: Data as of 3/31/23

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Note: Data as of 3/31/23 19 Deposit Stability & Strength Cyclical Balance Fluctuation • Public Funds ($122MM) • ($75MM) in March with elevated pricing • Retained relationships • Larger in size, fluid environment. Additional opportunity in subsequent quarters at more attractive rates Stability in Core Relationships • Cons/Comm Portfolio ($34MM) • Combined Changed (0.78%) • Consumer portfolio ($14MM)/(0.54%) • Commercial portfolio ($20MM)/(1.14%) • Movement between deposit classes Borrowings • +169MM • Attractive funding cost at ~50-75 bpts lower than Public • Income accretive decisions • Significant liquidity capacity Savings $3,000 $2,500 $2,000 $1,500 $1,000 $500 Checking CD $2,589 $2,575 4Q22 1Q23 Consumer $1,726 $1,706 4Q22 1Q23 Commercial $1,542 $1,420 4Q22 4Q23 Public $1,143 $1,312 4Q22 1Q23 Borrowings Dollar amounts in thousands.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 20 Financial Highlights

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Ample Available Liquidity 21 Sources of Liquidity $2,734 $755 $417 $393 $1,169 Total Unsecured Lines/Other Brokered Deposits Capacity Available Lines Cash/Marketable Investments December 31, 2022 $2,741 $363 $400 $1,542 $436 Total Unsecured Lines/Other Brokered Deposits Capacity Available Lines Cash/Marketable Investments March 31, 2023 $millions $millions Available Liquidity • >$1.5B of available secured borrowings at March 31, 2023 • ~ $660M of unpledged securities at March 31, 2023 Term Borrowings • Moved short-term and higher cost funding to longer-term funding during 1Q23 • $1.1B of term borrowings at March 31, 2023 at a weighted average fixed rate of 3.52% and an expected duration of ~1 year • $400M of borrowings at March 31, 2023 are a 10 year fixed rate putable with a 1 year lock at a rate of 2.65% • After 1 year this can be put back each quarter starting in January 2024

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 22 11.6% 12.0% 11.3% 12.0% 11.3% 11.0% 11.6% 12.0% 11.9% 12.1% 11.4% 11.5% 2018 2019 2020 2021 2022 1Q23 10.1% 10.5% 10.7% 9.1% 10.0% 10.1% 9.9% 9.9% 9.0% 8.9% 9.5% 9.4% 2018 2019 2020 2021 2022 1Q23 13.4% 14.0% 14.9% 15.7% 14.4% 14.0% 13.5% 13.5% 14.3% 14.2% 13.6% 13.6% 2018 2019 2020 2021 2022 1Q23 Source: S&P Global Market Intelligence. Note: Company closed the acquisition of Salin Bancshares, Inc. in March 2019. TCE / TA (%) Leverage Ratio (%) Total RBC Ratio (%) 4.0% Adequate + Buffer 7.0% KBW Regional Bank Index Median - MRQ Solid Regulatory Capital 10.5% HBNC Ratio 8.8% 9.3% 9.1% 7.6% 6.6% 6.9% 9.1% 9.3% 8.6% 8.3% 7.2% 7.2% 2018 2019 2020 2021 2022 1Q23 CET1 Ratio (%)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 23 Accumulated Other Comprehensive Income metrics improved for the second consecutive quarter • Tangible Common Equity (“TCE”) was 6.87% in the first quarter compared to 6.56% in the fourth quarter • We have the intent and ability to hold the investments to maturity • Retained earnings and investments moving down the curve would earnback capital loss • No impact to regulatory capital ratios With an additional 100bp parallel shock to the AFS investments over the next quarter • TCE is estimated to be 6.52%, or a 35bp decline from the first quarter Bank capital ratios exceed regulatory capital ratios for “well capitalized” banks • Leverage and risk-based capital ratios of 8.86% and 13.15%, respectively Improving Tangible Common Equity

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 24 Increasing Deposit Premiums Core Deposit Premiums Remain Near Historic Lows Natural Balance Sheet Hedge Courtesy of Stifel Financial Corp.

Productive Use of Capital

Deploying Capital

- Investing to leverage capital through organic loan growth
- Opportunistic acquisitions with focus on lease models
- Stock buyback on pause until interest rates stabilize

Long-standing Dividend

- 30+ years of uninterrupted quarterly cash dividend
- Quarterly dividend increase of 6.3% to $0.16 per share in second quarter of 2022, resulting in tenth dividend increase in the last 11 years
- As of March 31, 2023, implied annualized dividend yield of 5.8%
- Targeted dividend payout ratio of 30-40% and aligned with capital retention strategy

Strong Cash Position

- Strong cash position at the holding company currently represents approximately 8 quarters of the current dividend plus fixed costs

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 26 $ M $25.7 $29.1 $25.2 $23.7 $20.3 $23.6 $24.2 $23.8 $21.2 $18.6 $0.54 $0.56 $0.55 $0.48 $0.43 1Q22 2Q22 3Q22 4Q22 1Q23 Adj. Net Income(1) Pre-tax, Pre-provision Income Adj. Net Income Adj. EPS 14.56% 16.84% 14.71% 14.27% 12.18% 1Q22 2Q22 3Q22 4Q22 1Q23 Adj. PTPP ROACE(1) Adj. PTPP ROACE $45.9 $50.8 $51.0 $48.4 $44.9 2.85% 3.06% 2.99% 2.83% 2.65% 1Q22 2Q22 3Q22 4Q22 1Q23 Adj. Net Interest Income(1) Adj. Net Interest Income Adj. NIM $ M 17.70% 19.35% 18.65% 17.24% 14.18% 1Q22 2Q22 3Q22 4Q22 1Q23 Adj. ROATE(1) Adj. ROATE Favorable Core Return on Average Tangible Equity (1) See Footnote Index and non-GAAP reconciliations in Appendix.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Fed Agy CMO, 3% State and Muni, 51% Fed Agy MBS, 18% Private labeled MBS, 1% U.S. Treasury, 19% Corp, 8% Total Investments at 3/31/23 $3.0B 27 Investment portfolio cash flows are helping to fund higher yielding loans • Book yield of 2.22%, effective duration of 6.58 years • Positive spread over total cost of funds • $25 million of cash flows during Q1 • Estimated $100 million of cash flows expected through the end of 2023, not including sales • Run off yield in 2023 is 2.49% • Sold ~ $64 million in securities in the first quarter with a $500,000 loss and a six month payback by paying down short-term debt Investment Portfolio Securities Portfolio Detail Security Type ($000s) 1Q 2023 Amortized Cost 4Q 2022 Amortized Cost QoQ Change 1Q 2023 Duration (yrs) U.S. Treasury and federal agencies $589 $590 $(1) 4.48 Mortgage-backed 667 690 (23) 5.37 Corporate securities 246 248 (2) 5.23 State and municipal 1,578 1,633 (55) 8.30 Total Securities $3,080 $3,161 $(81) 6.58

Disciplined Loan Pricing

Yield on Loans (%) / Total Average Loans ($B)



4.22%
4.25%
4.38%
4.34%
4.10%
4.33%
4.61%
5.02%
5.44%
$3.8
$3.6
$3.5
$3.6
$3.6
$3.8
$3.9
$4.0
$4.1
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Total Average Loans
Yield on Loans (%)

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Non-interest bearing 21% Interest bearing(1) 60% CDs 19% 29 • In-market relationships and strategic pricing, contributed to total deposit cost of 1.04%(1) • Total deposit beta’s have accelerated in Q1 to 51% compared to 32% in the linked quarter • Stable and consistent deposit mix • Account and deposit retention data very strong to date Average Cost(1) Actual Deposits ($000s) March 31, 2023 Actual Balances December 31, 2022 Actual Balances 1Q 2023 (QTD) 4Q 2022 (QTD) Non-interest bearing $1,231,845 $1,277,768 0.00% 0.00% Interest bearing (excluding CDs) $3,402,525 $3,582,891 0.93% 0.65% Time Deposits (CDs) $1,067,575 $997,115 2.62% 2.19% Total Deposits $5,701,945 $5,857,774 1.04% 0.71% Stable Core Deposits Total Deposits at 3/31/23 $5.7B (1) See Footnote Index and non-GAAP reconciliations in Appendix.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 30 Balance Sheet Management Deposit Betas Drive Sensitivity • Actively managing balance sheet for continued elevated rates throughout 2023 • $2.3 billion of assets repricing in the next 12 months. $1.3 billion adjust with a rate change to their index within 90 days • Deposit betas range from 15% for consumer deposits to 80% on public funds • Evaluating opportunities for NII expansion as market stabilizes * Based on 12-month parallel rate shock as of December 31, 2022 and March 31, 2023. $213 $207 $202 $197 $202 $203 $200 $198 -6.00% -5.00% -4.00% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% $185 $190 $195 $200 $205 $210 $215 - 100 bp Base + 100 bp + 200 bp M ill io n s NII Volatility* 12/31/22 NII 3/31/23 NII 12/31/22 % Impact on NII 3/31/23 % Impact on NII 12-Month Parallel Interest Rate Shock

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 31 Good Expense Control Offsets Lower Non-Interest Income $35,270 $35,404 $36,816 $35,711 $34,524 1.95% 1.90% 1.91% 1.84% 1.79% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 1Q22 2Q22 3Q22 4Q22 1Q23 All Other Non-interest Expense Salaries & Employee Benefits Non-interest Expense ($000s) Non-interest Income ($000s) $14,155 $12,434 $10,188 $10,674 $9,620(1) $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 1Q22 2Q22 3Q22 4Q22 1Q23 Service fees Fiduciary activities Mortgage related income All Other (1) 1Q23 Non-interest Income includes ~ $500,000 of losses on sale of investment securities.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Closing Comments 32

Why Horizon?

A High-Performing Operator in Growth Markets

Very attractive Midwest markets

- 30 minutes from downtown Chicago benefiting from Illinois exodus
- Attractive Midwest Markets with promising infrastructure investment
- Growing manufacturing, healthcare, and educational industries throughout the footprint

Solid loans growth with low credit risk profile

- Commercial portfolio well balanced across multiple segments and markets, very limited concentration risk
- Consumer portfolio is diverse across consumer, indirect and mortgage. Higher credit borrowers with solid payment capacity
- Excellent credit metrics: 1 basis points charge-offs, 1.17% allowance for credit losses

Tenured and stable deposit base with significant liquidity

- 75% deposits insured/collateralized
- Stable, granular deposit base with tenure over 10 years. Majority of balances in transactional checking accounts
- Significant liquidity - $2.7 billion in available liquidity

Disciplined operating culture

- 1.79% operating expenses/average assets YTD
- Credit metrics have historically outperformed the market

Compelling value supported by commitment to dividend

- 87% P/TBV and 5.3x P/E (TTM)
- 6.0% dividend yield
- 30-year record of uninterrupted quarterly cash dividends to shareholders

Price multiples as of 4/21/2023

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 34 Q&A

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 35 Appendix

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 36 $0.1 $0.1 $0.2 $0.2 $0.5 $0.7 $0.6 $0.9 $1.0 $0.5 $0.6 $0.7 $0.8 $0.9 $1.1 $1.2 $1.3 $1.3 $1.4 $1.4 $1.5 $1.8 $1.8 $2.1 $2.7 $3.1 $4.0 $4.2 $5.2 $5.9 $7.4 $7.9 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 Horizon has grown assets at a 12% CAGR since 2000 via 15 acquisitions and organic expansion Pre-crisis Post-crisis Recent Expansion Proven History of Organic Growth Supplemented by Strategic Acquisitions Year | Assets Acquired assets Source: SNL Financial Note: Financial data as of December 31, 2022; Pre-crisis represents 2000 – 2005, Post-crisis represents 2010 – 2017; Recent expansion represents 2019 – present Consistent strategy over the last two decades: Complementing organic growth with strategic M&A, expanding our footprint and offering to customers $bn (unless otherwise stated) 2 acquisitions $0.13bn in assets 11 acquisitions $2.27bn in assets 2 acquisitions $1.90bn in assets

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 37 Greater than KRX… 3 years 77% 10 years 44% … of the time Source: SNL Financial; Note: Financial Data as of December 31, 2022; ¹ Represents the average Nasdaq Regional Banking Index; ² Based on HBNC’s ROATCE Beta relative to average KRX return (β = 0.64) since 2012Q4; ³ Based on HBNC’s ROAA Beta relative to average KRX ROAA (β = 0.52) since 2012Q4 18.0% 19.9% Leading returns over the past 10 years 0% 5% 10% 15% 20% 25% 30% 2012Q4 2013Q4 2014Q4 2015Q4 2016Q4 2017Q4 2018Q4 2019Q4 2020Q4 2021Q4 2022Q4 Historical Quarterly ROATCE vs. KRX¹ HBNC KRX¹ Historical Quarterly ROAA vs. KRX¹ 1.10% 1.35% HBNC KRX¹ 0.0% 0.5% 1.0% 1.5% 2.0% 2012Q4 2013Q4 2014Q4 2015Q4 2016Q4 2017Q4 2018Q4 2019Q4 2020Q4 2021Q4 2022Q4 ~36% less volatile than the KRX² ~48% less volatile than the KRX³ Greater than KRX… 3 years 85% 10 years 68% … of the time Diversified Business Model Produces Consistent, Top Tier Profitability

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial, $2,507M, 59% Residential Mortgage, $662M, 16% Consumer, $1,026M, 24% Mortgage Warehouse, $53M, 1% Held For Sale, $2M, 0% 38 Gross Loans at 3/31/23 $4.2B Commercial Loans by Industry ($M) 3/31/23 Balance % of Commercial Portfolio % of Total Loan Portfolio Lessors – Residential Multi Family $250 10.0% 5.9% Health Care, Educational & Social 194 7.7% 4.6% Office (except medical) 165 6.6% 3.9% Warehouse/Industrial 164 6.5% 3.9% Individual and Other Services 163 6.5% 3.8% Retail 146 5.8% 3.4% Hotel 145 5.8% 3.4% Lessors – Student Housing 135 5.4% 3.2% Finance & Insurance 123 4.9% 2.9% Real Estate Rental & Leasing 122 4.9% 2.9% Manufacturing 112 4.5% 2.6% Retail Trade 85 3.4% 2.0% Construction 82 3.3% 1.9% Medical Office 71 2.8% 1.7% Lessors – Residential 1–4 Family 69 2.8% 1.6% Government 63 2.5% 1.5% Restaurants 62 2.5% 1.5% Mini Storage 53 2.1% 1.2% Leisure and Hospitality 49 2.0% 1.2% Professional & Technical Services 45 1.8% 1.1% Transportation & Warehousing 39 1.5% 0.9% Farm Land 39 1.5% 0.9% Wholesale Trade 33 1.3% 0.8% Land Development 22 0.9% 0.5% Other 76 3.0% 1.8% Total $2,507 100.0% 59.1% Diversified & Granular Loan Portfolio

HORIZON BANK

Historical Financials

($M except per share data)	Year Ended December 31, 2017	2018	2019	2020	2021	2022	Quarter Ended, 3/31/22	6/30/22	9/30/22	12/31/22	3/31/23
Balance Sheet:											
Total Assets	$3,964	$4,247	$5,247	$5,887	$7,375	$7,873	$7,420	$7,641	$7,719	$7,873	$7,900
Gross Loans	$2,838	$3,014	$3,641	$3,881	$3,671	$4,164	$3,730	$3,959	$4,033	$4,164	$4,251
Deposits	$2,881	$3,139	$3,931	$4,531	$5,803	$5,858	$5,851	$5,846	$5,831	$5,858	$5,702
Tangible Common Equity	$325	$362	$478	$517	$548	$505	$503	$484	$472	$505	$532
Profitability:											
Net Income	$33.1	$53.1	$66.5	$68.5	$87.1	$93.4	$23.6	$24.9	$23.8	$21.2	$18.2
Return on Average Assets	0.97%	1.31%	1.35%	1.22%	1.34%	1.24%	1.31%	1.33%	1.24%	1.09%	0.94%
Return on Average Equity	8.7%	11.2%	11.0%	10.3%	12.2%	13.7%	13.3%	14.7%	13.9%	12.7%	10.7%
Net Interest Margin	3.70%	3.63%	3.58%	3.33%	3.03%	2.98%	2.90%	3.13%	3.04%	2.85%	2.67%
Efficiency Ratio	65.0%	60.0%	57.0%	56.0%	57.1%	58.0%	57.8%	54.9%	59.3%	60.1%	62.4%
Asset Quality:											
NPAs & 90+ PD / Assets	0.44%	0.41%	0.47%	0.49%	0.31%	0.30%	0.30%	0.28%	0.29%	0.30%	0.27%
NPAs & 90+ PD / Loans + OREO	0.61%	0.57%	0.68%	0.74%	0.62%	0.58%	0.61%	0.55%	0.56%	0.58%	0.51%
Reserves / Total Loans	0.58%	0.59%	0.49%	1.47%	1.48%	1.21%	1.41%	1.32%	1.27%	1.21%	1.17%
NCOs / Avg. Loans	0.04%	0.05%	0.06%	0.05%	0.05%	0.02%	0.00%	0.01%	0.00%	0.01%	0.01%
Bancorp Capital Ratios:											
TCE Ratio	8.5%	8.8%	9.4%	9.1%	7.6%	6.6%	6.9%	6.5%	6.3%	6.6%	6.9%
Leverage Ratio	9.9%	10.1%	10.5%	10.7%	9.2%	10.2%	9.7%	9.6%	9.6%	10.0%	10.1%
Tier 1 Capital Ratio	12.4%	12.8%	13.5%	14.0%	14.1%	12.5%	14.1%	13.7%	13.5%	13.5%	13.1%
Total Capital Ratio	12.9%	13.4%	14.0%	14.9%	15.4%	13.4%	15.2%	14.6%	14.4%	14.4%	14.0%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 40 Leader In Our Core Markets Source: S&P Global Market Intelligence. Deposit data as of 6/30/22, estimated pro forma for recent or pending transactions per S&P Global Market Intelligence MSA HBNC Rank HBNC Branches HBNC Market Share Deposits in Market ($M) Michigan City-La Porte, IN 1 8 55.3% $1,184 Indianapolis-Carmel-Anderson, IN 16 8 1.0% 791 Chicago-Naperville-Elgin, IL-IN-WI 47 10 0.1% 709 Lafayette-West Lafayette, IN 4 5 7.1% 344 Lansing-East Lansing, MI 12 4 2.4% 278 Niles, MI 4 5 12.0% 275 Detroit-Warren-Dearborn, MI 22 1 0.1% 224 Midland, MI 2 2 19.0% 219 Cadillac, MI 2 3 29.0% 219 Grand Rapids-Kentwood, MI 18 2 0.6% 192 Logansport, IN 3 1 17.5% 163 Columbus, IN 6 1 6.4% 118 Fort Wayne, IN 13 3 1.2% 114 Auburn, IN 3 2 11.9% 114 Warsaw, IN 5 2 5.1% 101 Kalamazoo-Portage, MI 9 1 2.0% 94 Big Rapids, MI 4 1 11.5% 80 Marion, IN 6 1 7.0% 68 Sturgis, MI 5 1 5.9% 62 Kokomo, IN 7 1 3.0% 47 Elkhart-Goshen, IN 10 1 0.9% 44 Kendallville, IN 5 1 4.8% 39 Saginaw, MI 12 1 0.8% 21 South Bend-Mishawaka, IN-MI 15 1 0.3% 17 Total Franchise 76 $5,900

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 41 Slide 4 • Return on average tangible equity excludes average intangible assets from average equity. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 26 • Adjusted net income and adjusted diluted EPS excludes loss on sale of investment securities, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted net interest income and adjusted net interest margin exclude acquisition-related purchase accounting adjustments. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted ROATE and Adjusted pre-tax, pre-provision ROACE exclude loss on sale of investment securities, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 29 • Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Footnote Index

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 42 Slides 43-47 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. Footnote Index

HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Net Income
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net income as reported	$ 18,228	$ 21,165	$ 23,821	$ 24,859	$ 23,563
(Gain)/loss on sale of investment securities	500	-	-	-	-
Tax effect	(105)	-	-	-	-
Net income excluding (gain)/loss on sale of investment securities	18,623	21,165	23,821	24,859	23,563
Death benefit on bank owned life insurance ("BOLI")	-	-	-	(644)	-
Net income excluding death benefit on BOLI	18,623	21,165	23,821	24,215	23,563
Adjusted net income	$ 18,623	$ 21,165	$ 23,821	$ 24,215	$ 23,563

Non-GAAP Reconciliation of Diluted Earnings per Share
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Diluted EPS as reported	$ 0.42	$ 0.48	$ 0.55	$ 0.57	$ 0.54
(Gain)/loss on sale of investment securities	0.01	-	-	-	-
Tax effect	-	-	-	-	-
Diluted EPS excluding (gain)/loss on sale of investment securities	0.43	0.48	0.55	0.57	0.54
Death benefit on bank owned life insurance ("BOLI")	-	-	-	(0.01)	-
Diluted EPS excluding death benefit on BOLI	0.43	0.48	0.55	0.56	0.54
Adjusted diluted EPS	$ 0.43	$ 0.48	$ 0.55	$ 0.56	$ 0.54

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 44 Footnote Index March 31, December 31, September 30, June 30, March 31, 2023 2022 2022 2022 2022 Net interest income as reported 45,237$ 48,782$ 51,861$ 52,044$ 46,831$ Average interest earning assets 7,201,266 7,091,980 7,056,208 6,943,633 6,814,756 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 2.67% 2.85% 3.04% 3.13% 2.90% Net interest income as reported 45,237$ 48,782$ 51,861$ 52,044$ 46,831$ Acquisition-related purchase accounting adjustments ("PAU") (367) (431) (906) (1,223) (916) Adjusted net interest income 44,870$ 48,351$ 50,955$ 50,821$ 45,915$ Adjusted net interest margin 2.65% 2.83% 2.99% 3.06% 2.85% Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 45 Footnote Index March 31, December 31, September 30, June 30, March 31, 2023 2022 2022 2022 2022 Average common equity 693,472$ 660,188$ 680,376$ 677,299$ 716,341$ Less: Average intangible assets 172,139 173,050 173,546 175,321 176,356 Average tangible equity 521,333$ 487,138$ 506,830$ 501,978$ 539,985$ Return on average tangible equity ("ROATE") as reported 14.18% 17.24% 18.65% 19.86% 17.70% (Gain)/loss on sale of investment securities 0.39 - - - - Tax effect (0.08) - - - - ROATE excluding (gain)/loss on sale of investment securities 14.49 17.24 18.65 19.86 17.70 Death benefit on bank owned life insurance ("BOLI") - - - (0.51) - ROATE excluding death benefit on BOLI 14.49 17.24 18.65 19.35 17.70 Adjusted ROATE 14.49% 17.24% 18.65% 19.35% 17.70% Non-GAAP Reconciliation of Return on Average Tangible Equity (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 46 Footnote Index March 31, December 31, September 30, June 30, March 31, 2023 2022 2022 2022 2022 Pre-tax income 20,091$ 23,814$ 25,834$ 28,834$ 27,102$ Provision for credit losses 242 (69) (601) 240 (1,386) Pre-tax, pre-provision net income 20,333$ 23,745$ 25,233$ 29,074$ 25,716$ Pre-tax, pre-provision net income 20,333$ 23,745$ 25,233$ 29,074$ 25,716$ (Gain)/loss on sale of investment securities 500 - - - - Death benefit on bank owned life insurance - - - (644) - Adjusted pre-tax, pre-provision net income 20,833$ 23,745$ 25,233$ 28,430$ 25,716$ Average common equity 693,472$ 660,188$ 680,376$ 677,299$ 716,341$ Unadjusted pre-tax, pre-provision ROACE 11.89% 14.27% 14.71% 17.22% 14.56% Adjusted pre-tax, pre-provision ROACE 12.18% 14.27% 14.71% 16.84% 14.56% Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 47 Footnote Index March 31, December 31, 2023 2022 Total deposit interest expense as reported 14,819$ 10,520$ Average interest bearing deposits 4,502,199 4,555,887 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 1.33% 0.92% Average interest bearing deposits 4,502,199 4,555,887 Average non-interest bearing deposits 1,255,697 1,321,139 Average total deposits 5,757,896$ 5,877,026$ Annualzied deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 1.04% 0.71% Three Months Ended Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited)